UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 3, 2005
                                                           -----------



                         Mobius Management Systems, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         Commission File Number: 0-24077
                                                 -------

           Delaware                                             13-3078745
           --------                                             ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                     120 Old Post Road, Rye, New York 10580
                     --------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (914) 921-7200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(d): Election of Director

      On May 6, 2005, Mobius Management Systems, Inc. (the "Company") announced the appointment of Louis Hernandez, Jr. to its Board of Directors (the "Board"). Mr. Hernandez was elected on May 3, 2005, at a regularly scheduled meeting of the Board, with a term to expire at the Company's fiscal 2007 annual meeting of stockholders, or until his successor has been duly elected and qualified. Mr. Hernandez was recommended by the Board's Corporate Governance and Nominating Committee, after such Committee conducted a national search utilizing a third-party recruiting firm, for an additional independent director. The Board has determined that Mr. Hernandez qualifies as independent under the requirements of the Nasdaq listing standards. There was no arrangement or understanding pursuant to which Mr. Hernandez was elected as a director, and there are no related party transactions between Mr. Hernandez and the Company. Mr. Hernandez will serve on the Company's Audit Committee. The Board has also determined that Mr. Hernandez qualifies as an audit committee financial expert within the meaning of the SEC rules.

      Mr. Hernandez is Chairman and Chief Executive Officer of Open Solutions Inc., a leading provider of enterprise-wide enabling technologies for financial institutions throughout North America.

      A copy of the press release dated May 6, 2005, announcing the election of Mr. Hernandez to the Board of Directors, is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1 Press Release issued by Mobius Management Systems, Inc. dated May 6, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 9, 2005



                                    MOBIUS MANAGEMENT SYSTEMS, INC.

                                    By: /s/ Raymond F. Kunzmann
                                       ----------------------------------
                                       Raymond F. Kunzmann
                                       Chief Financial Officer (Principal
                                       Financial and Accounting Officer)